Exhibit 99.2
Second Quarter 2025 Investor Presentation B e a c h H o u s e – B r a d e n t o n B e a c h , F L

2 © Alpine Income Property Trust, Inc. | alpinereit.com As of June 30, 2025, unless otherwise noted. PINE stock price on June 30, 2025 was $14.71. 1. Three properties, which were acquired in the third quarter of 2024, all located in the greater Tampa Bay, Florida area, (the “Tampa Properties”) were purchased through a sale-leaseback transaction that includes a tenant repurchase option are, for GAAP purposes, accounted for as a financing arrangement and, as such, the related assets and corresponding revenue are included in the Company’s commercial loans and investments on its consolidated balance sheets and consolidated statements of operations. However, as the Tampa Properties constitute real estate assets for both legal and tax purposes, we include the Tampa Properties in the property portfolio when describing our property portfolio and for purposes of providing statistics related thereto. 2. Calculation of weighted average remaining lease term does not assume exercise of any tenant purchase options. 129 Properties $570M Enterprise Value $145 TEV / SF 3.9M Total Portfolio Square Feet 8.8% Implied Cap Rate 96% Retail Net Lease Portfolio 51% of ABR From Investment Grade-Rated Tenants 7.7% Annualized Dividend Yield $226 Equity Market Capitalization Portfolio1 Value + Income 8.9 Years W.A. Lease Term2 Company Snapshot L o w e ’ s – H o u s t o n , T X

3 © Alpine Income Property Trust, Inc. | alpinereit.com Highlights As of June 30, 2025, unless otherwise noted. 1. As of 6/30/2024 ▪ Meaningful Common Stock Repurchase: year to date, repurchased 546,390 common shares for net cost of $8.8 million ▪ Low Basis: $145 basis per square foot is less than half of the peer average ▪ Undervalued: lowest AFFO multiple in the net lease industry ▪ Well-Covered, High Dividend: highest dividend yield with one of the lowest payout ratios in the sector ▪ Dividend Growth: 42.5% increase in the quarterly dividend since the beginning of 2020 ▪ Quality Tenants: only PINE has Dick’s or Lowe’s within top ten tenants among peers ▪ Increased WALT: weighted-average lease term is 8.9 years, up from 6.6 years a year ago1 D i c k ’ s S p o r t i n g G o o d s – M c D o n o u g h , G A B e s t B u y – M c D o n o u g h , G A

4 © Alpine Income Property Trust, Inc. | alpinereit.com 10% 10% 8% 7% 7% 5% 5% 4% 4% 4% BBB BBB+ N/A BBB BB-BBB+ BBB N/A AA D High-Quality, Retail Net Lease Portfolio Number of Net Lease Properties 129 Number of States with a Property 34 Total Portfolio Square Feet 3.9M Current Occupancy 98% % Investment Grade-Rated Tenants (by ABR)2 51% Enterprise Value PSF $145 Average Rent PSF $11.51 Weighted Average Remaining Lease Term3 8.9 Years Key Portfolio Stats1 Top Tenants by ABR4 Investment Grade Sub-Investment Grade / NR As of June 30, 2025, unless otherwise noted. 1. Three properties, which were acquired in the third quarter of 2024, all located in the greater Tampa Bay, Florida area, (the “Tampa Properties”) were purchased through a sale-leaseback transaction that includes a tenant repurchase option are, for GAAP purposes, accounted for as a financing arrangement and, as such, the related assets and corresponding revenue are included in the Company’s commercial loans and investments on its consolidated balance sheets and consolidated statements of operations. However, as the Tampa Properties constitute real estate assets for both legal and tax purposes, we include the Tampa Properties in the property portfolio when describing our property portfolio and for purposes of providing statistics related thereto. 2. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC). 3. Calculation of weighted average remaining lease term does not assume exercise of any tenant purchase options. 4. Annualized Base Rent (“ABR”) represents the annualized in-place straight-line base rent required by the tenant’s lease. Basis Below Replacement Cost with Attractive Tenant Credit Profile

5 © Alpine Income Property Trust, Inc. | alpinereit.com Sector ABR % Sporting Goods 17% Home Improvement 13% Dollar Stores 12% Casual Dining 10% Pharmacy 7% Home Furnishings 6% Consumer Electronics 6% Entertainment 5% Technology, Media & Life Sciences 4% Grocery 4% Other 16% Total 100% Diversified Portfolio Top States by ABR As of June 30, 2025, unless otherwise noted. ABR in thousands, includes impact of straight-line rent. Top Sectors by ABR State Properties $ ABR % ABR Florida 5 $5,923 13% New Jersey 9 4,283 9% New York 13 3,021 7% North Carolina 7 2,989 7% Michigan 6 2,925 6% Texas 11 2,873 6% Illinois 4 2,672 6% Georgia 6 1,777 4% Ohio 6 1,675 4% Minnesota 3 1,595 4% Other 59 15,541 34% Total 129 $45,274 100% Located in Strong & Growing Markets

6 © Alpine Income Property Trust, Inc. | alpinereit.com $474 $388 $366 $234 $216 $200 $177 $145 Peer Average: $294 FCPT NNN EPRT O ADC FVR NTST PINE Margin of Safety: Portfolio TEV Basis at Discount to Replacement Cost, Closer to Land Value than Peers High-Quality Portfolio with Valuation Upside ▪ Total enterprise value (TEV) is $145 per square foot, allowing shareholders to invest below replacement cost Better Margin of Safety with Stickier Tenants ▪ Average rent per square foot of $11.51 ▪ Occupancy costs for tenants meaningfully below market rents given the inflationary pressure on building and land costs ▪ Tenants may be more likely to exercise their renewal options at expiration Source: FactSet and Company Financials 1. Peer square footage based on information pulled on July 10, 2025 from information available through each company’s website or investor presentation as of 3/31/2025. Portfolio information for PINE is as of June 30, 2025. Total Enterprise Value is as of 6/30/2025. TEV Per Square Foot1 6 © Alpine Income Property Trust, Inc. | alpinereit.com Basis per Square Foot is Less Than Half of Peer Average’s

7 © Alpine Income Property Trust, Inc. | alpinereit.com 7.7% 7.2% 5.6% 5.4% 5.3% 5.0% 4.2% 3.8% Peer Average: 5.2% PINE FVR O NNN FCPT NTST ADC EPRT $0.82 $1.02 $1.09 $1.10 $1.11 $1.14 2020 2021 2022 2023 2024 Q2 2025 Annualized Annualized Per Share Cash Dividend Yield 7.7% As of June 30, 2025, unless otherwise noted. 1. All dividend yields are based on the closing stock price on June 30, 2025, using current annualized dividends for the peer net lease companies. Current Annualized Dividend $1.14 High In-Place Dividend Yield1 7 © Alpine Income Property Trust, Inc. | alpinereit.com Q2 2025 AFFO payout ratio 65% Increase in quarterly cash dividend since Q1 2020 42.5% PINE Dividend Per Share Paid High-Yielding and Growing Dividend

8 © Alpine Income Property Trust, Inc. | alpinereit.com 17.0x 17.0x 15.0x 13.5x 13.1x 12.6x 9.8x 8.3x Peer Average: 14.0x ADC EPRT FCPT O NTST NNN FVR PINE Valuation Upside Created by Discount Relative to Peers 2025E AFFO Multiples1 2025E AFFO Payout Ratio1 As of June 30, 2025, unless otherwise noted. 1. 2025E AFFO multiples and dividend yields are based on the closing stock price on June 30, 2025, using current annualized dividends and 2025E AFFO per share consensus estimates per FactSet. 79% 76% 72% 70% 68% 65% 64% 64% Peer Average: 70% FCPT O ADC FVR NNN NTST PINE EPRT

9 © Alpine Income Property Trust, Inc. | alpinereit.com 14% 34% 33% 51% 55% 55% 68% ADC FCPT NTST PINE O FVR NNN Tenant Credit and Operational Transparency ▪ 81% of ABR comes from tenants or the parent of a tenant that are credit rated or publicly traded, suggesting relatively better tenant financial and operational transparency Credit ratings from S&P Global Ratings and Moody’s Investor Services. 1. PINE percentages as of June 30, 2025. Peer information pulled on July 10, 2025 based on published information available through each company’s website or investor presentation as of 3/31/2025 except for NNN REIT which is as of 12/31/2024 since the company publishes its IG profile percentage annually. IG Profile for Peers1 PINE Portfolio by Credit Rating (% of ABR) Total Credit Rated 81% Credit-Rated and/or Publicly Traded Tenants with Operational Transparency Investment Grade 51% Non-Investment Grade 30% Not Rated 19%

10 © Alpine Income Property Trust, Inc. | alpinereit.com 1 2 3 4 5 6 7 8 9 10 High-Quality Top Tenant Base Disclosed % of Rents from Investment Grade-Rated Tenants IG RATED PINE information as of June 30, 2025. Peer information pulled on July 10, 2025 based on published information available through each company’s investor presentation as of 3/31/2025. 51% 34% Only PINE Amongst Peers has or in Top Ten Credits 68% 55% 55% 33% 14% Not Disclosed

11 © Alpine Income Property Trust, Inc. | alpinereit.com 0% 3% 9% 10% 10% 5% 11% 11% 7% 3% 3% 3% 3% 1% 21% Minimal Lease Expirations through 2026 Lease Rollover Schedule As of June 30, 2025, unless otherwise noted. 1. Calculation of weighted average remaining lease term does not assume exercise of any tenant purchase options. 8.9 Years of Weighted Average Lease Term Remaining 1 M a r V i s t a – L o n g b o a t K e y , F L S a n d b a r – A n n a M a r i a , F L

12 © Alpine Income Property Trust, Inc. | alpinereit.com Record of Growth, Diversification and Higher Quality Portfolio 2019 (IPO) Number of Net Lease Properties 20 129 Number of States with a Property 12 34 Total Portfolio Square Feet 0.9M 3.9M Annualized Base Rent (ABR) $13.3M $45.3M Top Tenant as a % of ABR 21% Wells Fargo (S&P: A+) 10% Dick’s Sporting Goods Top Sector as a % of ABR 21% Financial Services 17% Sporting Goods Top State as a % of ABR 26% Florida 13% Florida % of ABR from IG Rated Tenants 36% 51% % of ABR from Credit Rated Tenants 89% 81% 2025 Track Record of Successful Business Plan Execution As of June 30, 2025, unless otherwise noted. B o o t B a r n – C o n c o r d , N C A c a d e m y – T u p e l o , M S

13 © Alpine Income Property Trust, Inc. | alpinereit.com © GeoNames, Microsoft, TomTom Powered by Bing 0% 13% % GAAP ABR Major Market, Strong Demographic-Driven Portfolio ▪ 49% of portfolio ABR comes from the Company’s top 10 MSAs1 – properties located in those MSAs have a ▪ $119,9002 weighted average 5-mile average household income ▪ 108,1002 weighted average 5-mile population % of Annualized Base Rent By State As of June 30, 2025, unless otherwise noted. ABR is thousands, includes impact of straight-line rent. 1. MSA, or metropolitan statistical area, is the formal definition of a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget. The names of the MSA have been shortened for ease of reference. 2. Based on 2024 Average Household Income (5-mile) and 2024 Total Population (5-mile) data from Esri. $109,100 Total Portfolio Weighted Average 5-Mile Average Household Income2 106,900 Total Portfolio Weighted Average 5-Mile Total Population2 Focused on MSAs Benefitting from Demographic Shifts and Attractive Supply/Demand Dynamics 53% of ABR comes from MSAs1 with population in excess of one million people

14 © Alpine Income Property Trust, Inc. | alpinereit.com 100% Unsecured Capital Structure Staggered Debt Maturity Schedule 6 As of June 30, 2025. $ in thousands; any differences a result of rounding. 1. As of June 30, 2025, the Company has utilized interest rate swaps to fix SOFR and achieve a weighted average fixed interest rate of 3.32% plus the SOFR adjustment of 0.10% and the applicable spread on $100 million of the outstanding balance on the Company’s Revolving Credit Facility. 2. As of June 30, 2025, the Company has utilized interest rate swaps to fix SOFR and achieve a weighted average fixed interest rate of 2.05% plus the SOFR adjustment of 0.10% and the applicable spread for the $100 million 2026 Term Loan balance. 3. As of June 30, 2025, the Company has utilized interest rate swaps to fix SOFR and achieve a weighted average fixed interest rate of 2.05% plus the SOFR adjustment of 0.10% and the applicable spread for the $100 million 2027 Term Loan balance. 4. Net Debt to TEV (Total Enterprise Value) is the Company’s outstanding debt, minus the Company’s cash and cash equivalents, as a percentage of the Company’s enterprise value. 5. See the “Non-GAAP Financial Information” section and tables at the end of this presentation for a discussion and reconciliation of Net Income to non-GAAP financial measures. 6. The Company’s senior unsecured revolving credit facility matures in January 2027 and includes a one-year extension option, subject to satisfaction of certain conditions; the maturity date reflected assumes the Company exercises the one-year extension option. Balance Sheet as of June 30, 2025 Debt Interest Rate Type Face Value Debt Stated Interest Rate Wtd. Avg. Rate as of June 30, 2025 Maturity Date (Excl. Options) Revolving Credit Facility Floating $53,000 SOFR + 0.10% + [1.25%-2.20%] 6.20% January 2027 Revolving Credit Facility 1 Fixed $100,000 SOFR + 0.10% + [1.25% - 2.20%] 5.07% January 2027 2026 Term Loan 2 Fixed $100,000 SOFR + 0.10% + [1.35% - 1.95%] 3.80% May 2026 2027 Term Loan 3 Fixed $100,000 SOFR + 0.10% + [1.25% - 1.90%] 3.75% January 2027 Total Debt/Weighted-Average Rate $353,000 4.51% Shares & Units Outstanding 15,375,768 Equity Market Capitalization $226 Net Debt Outstanding $344 Total Enterprise Value $570 Net Debt to TEV 4 60.3% Net Debt to Pro Forma Adjusted EBITDA 5 8.1x $100 $100 $153 2025 2026 2027 2028 2029 Unsecured Term Loan Revolving Credit Facility

15 © Alpine Income Property Trust, Inc. | alpinereit.com Loan Investment Portfolio Breakdown $ in thousands; any differences a result of rounding. 1. In June 2024, the Company sold a $13.6 million A-1 participation interest in this portfolio loan. After adjusting for the Loan Participation Sale, PINE’s remaining investment in the Portfolio Loan is approximately $9.7 million as of June 30, 2025. 2. Excludes the three Tampa Properties, which were acquired in the third quarter of 2024 and purchased through a sale-leaseback transaction that includes a tenant repurchase option are, for GAAP purposes, accounted for as a financing arrangement and, as such, the related assets and corresponding revenue are included in the Company’s commercial loans and investments on its consolidated balance sheets and consolidated statements of operations. However, as the Tampa Properties constitute real estate assets for both legal and tax purposes, we include the Tampa Properties in the property portfolio when describing our property portfolio and for purposes of providing statistics related thereto. 3. Pro forma for the full repayment on July 2, 2025 of the Publix Land Development in Charlotte, NC and Verizon Mortgage Note in Vineland, NJ Q2 2025 Principal Draws / (Repayments) As of June 30, 2025 Description Loan Type Location Maturity Current Face Amount Coupon Rate 1 Publix Land Development Fully repaid in Q3 Construction Loan Charlotte, NC September 2025 $2,554 $25,506 9.50% 2 Portfolio Loan1 Mortgage Note Various November 2026 - $9,737 9.23% 3 Wawa Land Development Construction Loan Greenwood, IN July 2026 $223 $7,378 9.25% 4 Retail Land Development Construction Loan Stuart, FL March 2027 - $6,441 10.00% 5 At Home Plaza Mortgage Note Canton, OH March 2028 - $6,200 8.65% 6 Wawa Land Development Construction Loan Mount Carmel, OH September 2026 $317 $6,127 11.50% 7 Wawa Land Development Construction Loan Antioch, TN October 2026 $2 $4,711 9.50% 8 Retail Outparcels Construction Loan Lawrenceville, GA January 2026 ($2,618) $4,000 11.25% 9 Old Time Pottery Mortgage Note Orange Park, FL June 2028 $4,000 $4,000 8.00% 10 Cornerstone Exchange Mortgage Note Daytona Beach, FL May 2026 $2,646 $2,646 12.50% 11 Verizon Fully repaid in Q3 Mortgage Note Vineland, NJ June 2025 $2,000 $2,000 16.50% Total / Weighted Average2: Quarter End $9,124 $78,746 9.86% Total / Weighted Average2,3: Pro Forma For Subsequent Activity $51,240 9.79% Opportunistically Originate Loans with High Yields

16 © Alpine Income Property Trust, Inc. | alpinereit.com Investment Grade Focus High Yield Focus Investment Strategy ▪ Tenants often provide a combination of certain key benefits: ▪ Financial stability and reliability ▪ Risk and default mitigation ▪ Consistent occupancy ▪ Enhanced property value ▪ Tenants often provide a different combination of key benefits: ▪ Higher rental yields ▪ Potential for growth, such as rent escalations or lease-up opportunities ▪ Tenant diversification ▪ Originates commercial loans and investments secured by real estate1 with the same general fundamentals as our net lease property investments ▪ First investment in July 2023 after identifying an attractive risk/reward ratio in the current lending environment, providing opportunities characterized by high yields, secured by quality real estate ▪ May provide option to acquire the properties under certain circumstances ▪ Key benefits include: ▪ Diversification of income streams ▪ Increased investment opportunities with high yields ▪ Attractive returns 1. Also includes commercial loans secured by the borrower’s pledge of its ownership interest in an entity that owns real estate. Commercial Loans & Investments Barbell Property Focus 16 © Alpine Income Property Trust, Inc. | alpinereit.com Balanced Investment Strategy that Delivers Results

17 © Alpine Income Property Trust, Inc. | alpinereit.com Corporate Responsibility Alpine Income Property Trust, through its external manager, is committed to sustainability, strong corporate governance, and meaningful corporate social responsibility programs. Committed Focus Committed to maintaining an environmentally conscious culture, the utilization of environmentally friendly & renewable products, and the promotion of sustainable business practices Tenant Alignment Alignment with environmentally aware tenants who have strong sustainability programs and initiatives embedded into their corporate culture and business practices Social Responsibility Environmental Responsibility Corporate Governance ▪ Independent Chairman of the Board and 4 of 5 Directors classified as independent ▪ Annual election of all Directors ▪ Annual Board of Director evaluations ▪ Stock ownership requirements for all Directors ▪ Prohibition against hedging and pledging Alpine Income Property Trust stock ▪ Robust policies and procedures for approval of related party transactions ▪ Opted out of business combination and control share acquisition statutes in the Maryland General Corporation Law ▪ All team members adhere to a comprehensive Code of Business Conduct and Ethics policy Inclusive and Supportive Company Culture Dedicated to an inclusive and supportive office environment filled with diverse backgrounds and perspectives, with a demonstrated commitment to financial, mental and physical wellness Notable Community Outreach Numerous and diverse community outreach programs, supporting environmental, artistic, civil and social organizations in the community

18 © Alpine Income Property Trust, Inc. | alpinereit.com External Management Alignment As of June 30, 2025. Aligned Ownership CTO currently owns an approximate 15% interest in PINE, meaningfully aligning its interests with PINE shareholders Independent Board of Directors PINE has its own independent Board of Directors and realizes economies of scale from the 41-member CTO team without the corresponding G&A expense Internalization Anticipated in the Future Internalization of management for PINE is anticipated in the future when the Company approaches or exceeds critical mass Opportunities for Collaboration PINE reviews transaction opportunities resulting from CTO’s acquisition efforts that it otherwise would not see in the market through normal single tenant acquisition efforts and relationships Benefits and Alignment of External Management Notable Management Agreement Terms ▪ Expires January 2026, with one-year extension options thereafter ▪ Quarterly management fee of 0.375%, calculated on equity, net of share buybacks and issuance costs ▪ Terminable with payment of a one-time fee of 3x the annualized average management fee for the preceding 24-months Alpine Income Property Trust is externally managed by CTO Realty Growth (NYSE: CTO) under an agreement that, combined with CTO’s ownership in PINE, provides economies of scale, significant shareholder alignment and a flexible/collapsible structure.

19 © Alpine Income Property Trust, Inc. | alpinereit.com Disclaimer This presentation may contain “forward-looking statements.” Forward-looking statements include statements that may be identified by words such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” and similar references to future periods, or by the inclusion of forecasts or projections. Forward-looking statements are based on the Company’s current expectations and assumptions regarding capital market conditions, the Company’s business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, the Company’s actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include general business and economic conditions, continued volatility and uncertainty in the credit markets and broader financial markets, tariffs and international trade policies, risks inherent in the real estate business, including tenant defaults, potential liability relating to environmental matters, credit risk associated with the Company investing in commercial loans and investments, illiquidity of real estate investments and potential damages from natural disasters, the impact of epidemics or pandemics on the Company’s business and the business of its tenants and the impact of such epidemics or pandemics on the U.S. economy and market conditions generally, other factors affecting the Company’s business or the business of its tenants that are beyond the control of the Company or its tenants, and the factors set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025 and other risks and uncertainties discussed from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. Any forward-looking statement made in this press release speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. References in this presentation: 1. All information is as of June 30, 2025, unless otherwise noted and any differences in calculations are assumed to be a function of rounding. 2. Annualized Base Rent ("ABR" or "Rent") represents annualized in-place straight-line base rent pursuant to GAAP. The statistics based on ABR are calculated based on our current portfolio as of June 30, 2025. 3. Dividends are set by the Board of Directors and declared on a quarterly basis and there can be no assurances as to the likelihood or amount of dividends in the future. 4. The Company defines an Investment Grade (“IG”) Rated Tenant as a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners of Baa3, BBB-, or NAIC-2 or higher. If applicable, in the event of a split rating between S&P Global Ratings and Moody’s Investors Services, the Company utilizes the higher of the two ratings as its reference point as to whether a tenant is defined as an Investment Grade Rated Tenant. 5. The Company defines a Credit Rated Tenant as a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners.

20 © Alpine Income Property Trust, Inc. | alpinereit.com Non-GAAP Financial Information Our reported results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also disclose Funds From Operations (“FFO”) Adjusted Funds From Operations (“AFFO”), and Pro Forma Earnings Before Interest, Taxes, Depreciation and Amortization (“Pro Forma Adjusted EBITDA”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO, AFFO, and Pro Forma Adjusted EBITDA do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income or loss as a performance measure or cash flows from operations as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT defines FFO as GAAP net income or loss adjusted to exclude real estate related depreciation and amortization, as well as extraordinary items (as defined by GAAP) such as net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and impairments associated with the implementation of current expected credit losses on commercial loans and investments at the time of origination, including the pro rata share of such adjustments of unconsolidated subsidiaries. To derive AFFO, we further modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to non-cash revenues and expenses such as loss on extinguishment of debt, amortization of above- and below-market lease related intangibles, straight-line rental revenue, amortization of deferred financing costs, non-cash compensation, and other non-cash adjustments to income or expense. Such items may cause short-term fluctuations in net income or loss but have no impact on operating cash flows or long-term operating performance. We use AFFO as one measure of our performance when we formulate corporate goals. To derive Pro Forma Adjusted EBITDA, GAAP net income or loss is adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and impairments associated with the implementation of current expected credit losses on commercial loans and investments at the time of origination and/or payoff, and real estate related depreciation and amortization including the pro rata share of such adjustments of unconsolidated subsidiaries, non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, loss on extinguishment of debt, above- and below-market lease related intangibles, non-cash compensation, other non-cash income or expense, and other non-recurring items such as disposition management fees and commission fees. Cash interest expense is also excluded from Pro Forma Adjusted EBITDA, and GAAP net income or loss is adjusted for the annualized impact of acquisitions, dispositions and other similar activities. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains or losses on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. We believe that AFFO is an additional useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by other non-cash revenues or expenses. We also believe that Pro Forma Adjusted EBITDA is an additional useful supplemental measure for investors to consider as it allows for a better assessment of our operating performance without the distortions created by other non-cash revenues, expenses or certain effects of the Company’s capital structure on our operating performance. FFO, AFFO, and Pro Forma Adjusted EBITDA may not be comparable to similarly titled measures employed by other companies.

21 © Alpine Income Property Trust, Inc. | alpinereit.com Consolidated Statement of Operations $ in thousands, except share and per share date 1. Includes 1,223,854 shares during the three and six months ended June 30, 2025 and 2024, underlying 1,223,854 OP Units issued to CTO Realty Growth, Inc. Revenues: Lease Income $ 12,022 $ 11,330 $ 23,848 $ 22,794 Interest Income from Commercial Loans and Investments 2,737 986 5,038 1,889 Other Revenue 104 174 183 273 Total Revenues 14,863 12,490 29,069 24,956 Operating Expenses: Real Estate Expenses 2,105 1,800 4,139 3,728 General and Administrative Expenses 1,697 1,602 3,413 3,144 Provision for Impairment 2,803 657 4,834 688 Depreciation and Amortization 6,705 6,352 14,012 12,734 Total Operating Expenses 13,310 10,411 26,398 20,294 Gain on Disposition of Assets 938 918 2,089 918 Net Income From Operations 2,491 2,997 4,760 5,580 Investment and Other Income 4 7 5 6 9 2 125 Interest Expense (4,320) (2,831) (7,912) (5,766) Net Income (Loss) (1,782) 222 (3,060) (61) Less: Net Loss (Income) Attributable to Noncontrolling Interest 141 (18) 240 5 Net Income (Loss) Attributable to Alpine Income Property Trust, Inc. $ (1,641) $ 204 $ (2,820) $ (56) Per Common Share Data: Net Income (Loss) Attributable to Alpine Income Property Trust, Inc. Basic and Diluted $ (0.12) $ 0.01 $ (0.20) $ - Weighted Average Number of Common Shares: Basic 14,202,796 13,624,932 14,414,682 13,623,070 Diluted (1) 15,426,650 14,848,786 15,638,536 14,846,924 Dividends Declared and Paid $ 0.285 $ 0.275 $ 0.570 $ 0.550 June 30, 2025 June 30, 2024 June 30, 2025 June 30, 2024 Three Months Ended (Unaudited) Six Months Ended (Unaudited)

22 © Alpine Income Property Trust, Inc. | alpinereit.com Non-GAAP Financial Measures Reconciliation: Funds From Operations and Adjusted Funds From Operations $ in thousands, except share and per share date Net Income (Loss) $ (1,782) $ 222 $ (3,060) $ (61) Depreciation and Amortization 6,705 6,352 14,012 12,734 Provision for Impairment 2,803 657 4,834 688 Gain on Disposition of Assets (938) (918) (2,089) (918) Funds From Operations $ 6,788 $ 6,313 $ 13,697 $ 12,443 Adjustments: Amortization of Intangible Assets and Liabilities to Lease Income (166) (115) (246) (225) Straight-Line Rent Adjustment (231) (89) (362) (154) Non-Cash Compensation 9 5 8 0 190 159 Amortization of Deferred Financing Costs to Interest Expense 205 180 394 360 Other Non-Cash Adjustments 5 1 3 0 108 5 9 Adjusted Funds From Operations $ 6,742 $ 6,399 $ 13,781 $ 12,642 FFO per Diluted Share $ 0.44 $ 0.43 $ 0.88 $ 0.84 AFFO per Diluted Share $ 0.44 $ 0.43 $ 0.88 $ 0.85 June 30, 2025 June 30, 2024 June 30, 2025 June 30, 2024 Three Months Ended (Unaudited) Six Months Ended (Unaudited)

23 © Alpine Income Property Trust, Inc. | alpinereit.com 1. Reflects the pro forma annualized impact on Annualized Adjusted EBITDA of the Company’s investment and disposition activity during the three months ended June 30, 2025. 2. Includes only restricted cash held in escrow accounts to be reinvested through the like-kind exchange structure. Non-GAAP Financial Measures Reconciliation: Net Debt to Pro Forma Adjusted EBITDA Net Loss $ (1,782) Adjustments: Depreciation and Amortization 6,705 Provision for Impairment 2,803 Gain on Disposition of Assets (938) Amortization of Intangible Assets and Liabilities to Lease Income (166) Straight-Line Rent Adjustment (231) Non-Cash Compensation 9 5 Amortization of Deferred Financing Costs to Interest Expense 205 Other Non-Cash Adjustments 5 1 Other Non-Recurring Items (40) Interest Expense, Net of Deferred Financing Costs Amortization and Interest on Obligation Under Participation Agreement 3,965 Adjusted EBITDA $ 10,667 Annualized Adjusted EBITDA $ 42,668 Pro Forma Annualized Impact of Current Quarter Investment Activity (1) (349) Pro Forma Adjusted EBITDA $ 42,319 Total Long-Term Debt $ 352,570 Financing Costs, Net of Accumulated Amortization 430 Cash and Cash Equivalents (5,000) Restricted Cash (2) (4,302) Net Debt $ 343,698 Net Debt to Pro Forma Adjusted EBITDA 8.1x (Unaudited) Three Months Ended June 30, 2025

Investor Inquiries: ir@alpinereit.com